EDUCATION REALTY TRUST, INC.

FIRST QUARTER 2010
SUPPLEMENTAL FINANCIAL INFORMATION
TABLE OF CONTENTS

Financial Highlights	1

Balance Sheet	2

Operating Results	3

Funds From Operations	4

Wholly-Owned Community Operating Results	5

Wholly-Owned Community Statistics	6

Legacy-Community Statistics	7

Place-Community Statistics	8

Preleasing Statistics	9

Third-Party Development	10

Capital Structure	11

Community Listing - Wholly-Owned	12

Investor Information	13

Definitions	14

Safe Harbor Statement	15

EDUCATION REALTY TRUST, INC.

FINANCIAL HIGHLIGHTS
(Amounts in thousands, except per share data)

OPERATING DATA:
	Three months ended March 31,
	2010	2009	$ Chg	% Chg
	(unaudited)	(unaudited)
Community revenues	$29,651	$29,313	$338	1.2%
Total revenues	33,118	33,869	$(751)	-2.2%

Community net operating income	16,213	16,143	70	0.4%
Total operating income	6,056	7,351	(1,295)	-17.6%

Net income	170	433	(263)
Per share - basic & diluted	$0.00	$0.02	$(0.02)

Funds from operations (FFO)	$7,815	$7,795	$20
Per weighted average share/unit (1)	$0.13	$0.26	$(0.13)

Funds from operations adjusted (FFOA)	$7,988	$7,795	$193
Per weighted average share/unit (1)	$0.14	$0.26	$(0.12)

BALANCE SHEET DATA:
	3/31/2010	3/31/2009
Debt to gross assets	42.7%	53.0%
Net debt to enterprise value	53.1%	81.9%
Interest coverage ratio (TTM)	2.1	2.1

(1) Funds from operations per share/unit was computed using weighted average shares and units outstanding, regardless of their dilutive impact see page 4 for detailed calculation.

EDUCATION REALTY TRUST, INC.

BALANCE SHEET
(Amount in thousands, except share data)

	March 31, 2010	December 31, 2009
Assets	(unaudited)
Student housing properties, net (1)	$746,616	$749,884
Cash and cash equivalents	28,384	31,169
Restricted cash	4,282	4,579
Other assets	20,439	18,981

Total assets	$799,721	$804,613

Liabilities and equity
Liabilities:
Mortgage and construction loans, net of unamortized premium/discount	$405,300	$406,365
Accounts payable and accrued expenses	11,829	11,658
Deferred revenue	8,790	10,346
Total liabilities	425,919	428,369

Commitments and contingencies	-	-

Redeemable noncontrolling interests	11,228	11,079

Equity:
Education Realty Trust, Inc. stockholders' equity:
Common stock, $0.01 par value, 200,000,000 shares authorized,
56,714,466 and 56,705,605 shares issued and outstanding
March 31, 2010 and December 31, 2009, respectively	567	567
Preferred shares, $0.01 par value, 50,000,000 shares authorized,
no shares issues and outstanding	-	-
Additional paid-in capital	408,429	410,455
Accumulated deficit	(48,466)	(48,636)
Total Education Realty Trust, Inc. stockholders' equity	360,530	362,386
Noncontrolling interest	2,044	2,779
Total equity	362,574	365,165

Total liabilities and equity	$799,721	$804,613

(1) Amount is net of accumulated depreciation of $148,779 and $141,507 as of March 31, 2010 and December 31, 2009, respectively.

EDUCATION REALTY TRUST, INC.

OPERATING RESULTS
(Amounts in thousands, except per share data, unaudited)
	Three Months Ended March 31,
	2010	2009	$ Change
Revenues:
Student housing leasing revenue	$29,651	$29,313	$338
Third-party development services	693	1,457	(764)
Third-party management services	866	909	(43)
Operating expense reimbursements	1,908	2,190	(282)
Total revenues	33,118	33,869	(751)

Operating expenses:
Student housing leasing operations	13,438	13,170	268
General and administrative	4,300	3,994	306
Depreciation and amortization	7,416	7,164	252
Reimbursable operating expenses	1,908	2,190	(282)
Total operating expenses	27,062	26,518	544

Operating income	6,056	7,351	(1,295)

Nonoperating expenses:
Interest expense	5,611	6,352	(741)
Amortization of deferred financing costs	334	301	33
Interest income	(117)	(49)	(68)
Total nonoperating expenses	5,828	6,604	(776)

Income before equity in earnings of unconsolidated entities, income taxes, redeemable noncontrolling interests and discontinued operations	228	747	(519)

Equity in earnings of unconsolidated entities	79	100	(21)
Less: Income tax expense (benefit)	(74)	188	(262)
Less: Income attributable to redeemable noncontrolling interests	205	201	4
Loss from discontinued operations	-	(16)	16

Net income	176	442	(266)

Less: Net income attributable to the noncontrolling interests	6	9	(3)
Net income attributable to Education Realty Trust, Inc.	$170	$433	$(263)

Earnings per share information:
Net income attributable to Education Realty Trust, Inc. common shareholders per share - basic and diluted	$0.00	$0.02	$(0.02)

Weighted-average common shares outstanding - basic	56,760	28,517

Weighted-average common shares outstanding - diluted	57,871	29,638

EDUCATION REALTY TRUST, INC.

FUNDS FROM OPERATIONS
(Amounts in thousands, except per share data, unaudited)

	Three months ended March 31,
	2010	2009	Change

Net income attributable to Education Realty Trust, Inc.	$170	$433	$(263)

Real estate related depreciation and amortization	7,310	7,005	305
Equity portion of real estate depreciation and amortization on equity investees	124	122	2
Depreciation and amortization of discontinued operations	-	25	(25)
Noncontrolling interests	211	210	1
Funds from operations ("FFO")	7,815	7,795	20

Elimination of impairment, refinancing, and reorganization charges:
Reorganization/severance costs, net of tax	173		173
Impact of impairment, refinancing, and reorganization charges	173	-	173

Funds from operations - adjusted ("FFOA")	$7,988	$7,795	$193

FFO per weighted average share/unit (1)	$0.13	$0.26	$(0.13)
FFOA per weighted average share/unit (1)	$0.14	$0.26	$(0.12)

Weighted average shares/units (1)	58,097	29,882	28,215

Notes:
(1) FFO and FFOA per weighted average share/unit was computed using the weighted average of all shares and partnership units outstanding, regardless of their dilutive impact.

EDUCATION REALTY TRUST, INC.

WHOLLY-OWNED COMMUNITY OPERATING RESULTS - THREE MONTHS ENDED MARCH 31,
(Amounts in thousands, unaudited)

	2010	2009	$ Change	% Change
Revenues
Legacy-communities	$22,384	$23,243	$(859)	-3.7%
Place-communities	5,549	5,304	245	4.6%
Total Same-community	27,933	28,547	(614)	-2.2%

New-communities	1,718	766	952	NM
Total revenues	29,651	29,313	338	1.2%

Operating expenses (1)
Legacy-communities	9,990	10,051	(61)	-0.6%
Place-communities	2,832	2,742	90	3.3%
Total Same-community	12,822	12,793	29	0.2%

New-communities	616	377	239	NM
Total operating expenses	13,438	13,170	268	2.0%

Net operating income
Legacy-communities	12,394	13,192	(798)	-6.0%
Place-communities	2,717	2,562	155	6.0%
Total Same-community	15,111	15,754	(643)	-4.1%

New-communities	1,102	389	713	NM
Total net operating income	$16,213	$16,143	$70	0.4%

(1) Represents community-level operating expenses excluding management fees, depreciation and amortization.

EDUCATION REALTY TRUST, INC.

WHOLLY-OWNED COMMUNITY STATISTICS

	Three Months Ended March 31,
	2010	2009	Change

Occupancy
Physical	89.8%	89.4%	40	bps
Economic	88.2%	89.4%	(120)	bps

NarPAB	$370	$373	-0.7%
Other income per avail. bed	$18	$21	-15.3%
RevPAB	$388	$394	-1.5%

Operating expense per bed	$176	$177	-0.6%

Operating margin	54.7%	55.2%	(49)	bps

Design Beds	76,362	74,364	2.7%

EDUCATION REALTY TRUST, INC.

LEGACY-COMMUNITY STATISTICS

	Three Months Ended March 31,
	2010	2009	Change

Occupancy
Physical	92.5%	92.3%	18	bps
Economic	91.9%	92.7%	(82)	bps

NarPAB	$388	$400	-3.0%
Other income per avail. bed	$19	$22	-15.5%
RevPAB	$406	$422	-3.7%

Operating expense per bed (1)	$181	$182	-0.6%

Operating margin	55.4%	56.8%	(140)	bps

Design Beds	55,080	55,098	0.0%

EDUCATION REALTY TRUST, INC.

PLACE-COMMUNITY STATISTICS

	Three Months Ended March 31,
	2010	2009	Change

Occupancy
Physical	84.1%	79.7%	440	bps
Economic	80.1%	76.7%	340	bps

NarPAB	$297	$283	4.9%
Other income per avail. bed	$17	$17	0.0%
RevPAB	$314	$300	4.7%

Operating expense per bed	$160	$155	3.2%

Operating margin	49.0%	48.3%	66	bps

Design Beds	17,682	17,682	-

EDUCATION REALTY TRUST, INC.

Preleasing Statistics
		2010-2011		2009-2010			Fall 2009
Community	Primary University	Leases	%	Leases	%	Design Beds	Beginning Occupancy

The Reserve at Clemson	Clemson University	237	40.2%	357	60.5%	590	97.3%
Players Club	Florida State University	277	82.4%	240	71.4%	336	99.1%
The Commons	Florida State University	169	23.1%	236	32.2%	732	87.6%
University Towers	North Carolina State	684	71.8%	834	87.5%	953	100.0%
The Reserve on Perkins	Oklahoma State	331	45.2%	303	41.4%	732	86.2%
The Pointe	Penn State	983	99.9%	984	100.0%	984	100.0%
College Station at West Lafayette	Purdue University	682	71.0%	795	82.8%	960	99.0%
The Reserve on Frankford	Texas Tech	302	41.0%	286	38.8%	737	92.0%
Commons on Kinnear	Ohio State University	386	76.9%	382	76.1%	502	97.4%
NorthPointe	University of Arizona	273	29.9%	244	26.8%	912	93.5%
The Reserve at Star Pass	University of Arizona	383	37.5%	299	29.3%	1,020	71.1%
The Lofts	University of Central Florida	383	52.4%	447	61.1%	731	98.2%
The Reserve at Athens	University of Georgia	336	54.9%	514	84.0%	612	100.0%
The Reserve on West 31st	University of Kansas	399	55.9%	273	38.2%	714	92.3%
The Reserve at Columbia	University of Missouri	620	91.7%	598	88.5%	676	99.9%
Pointe at South Florida	University of South Florida	366	36.5%	335	33.4%	1,002	87.2%
Commons at Knoxville	University of Tennessee	379	53.5%	513	72.5%	708	95.3%
The Gables	Western Kentucky University	142	49.3%	161	55.9%	288	100.0%
The Pointe at Western	Western Michigan University	505	57.6%	382	43.6%	876	93.3%
Campus Creek	University of Mississippi	352	55.3%	280	44.0%	636	96.4%
Pointe West	University of South Carolina	259	54.0%	241	50.2%	480	89.0%
College Grove	Middle Tennessee State Univ.	170	19.7%	368	42.6%	864	91.2%
Campus Lodge	University of Florida	484	43.4%	512	45.9%	1,115	98.0%
The Reserve on South College	Auburn University	304	52.8%	246	42.7%	576	76.7%
The Avenue at Southern	Georgia Southern Univ.	192	30.8%	198	31.7%	624	77.9%
Legacy-communities		9,598	52.3%	10,028	54.6%	18,360	92.5%

Clayton Place	Clayton College & State Univ.	153	17.9%	95	11.1%	854	42.7%
Berkeley Place	Clemson University	401	83.5%	399	83.1%	480	99.8%
Clemson Place	Clemson University	225	78.1%	223	77.4%	288	99.7%
The Pointe at Southern	Georgia Southern Univ.	270	51.1%	141	26.7%	528	98.5%
The Reserve at Jacksonville	Jacksonville State University	191	37.9%	191	37.9%	504	67.1%
Collegiate Village	Macon State College	54	16.1%	90	26.8%	336	68.2%
The Chase at Murray	Murray State Univ.	307	75.2%	223	54.7%	408	99.8%
Cape Place	Southeast Missouri State Univ.	351	97.5%	277	76.9%	360	100.0%
Troy Place	Troy State Univ.	164	40.2%	168	41.2%	408	90.9%
The Reserve at Martin	Univ. of Tenn. - Martin	152	39.6%	116	30.2%	384	87.5%
Carrollton Place	State Univ. of West GA	202	60.1%	190	56.5%	336	87.8%
River Place	State Univ. of West GA	258	51.2%	231	45.8%	504	95.2%
Western Place	Western Kentucky University	195	38.7%	234	46.4%	504	99.4%
Place-communitites		2,923	49.6%	2,578	43.7%	5,894	84.3%

The Reserve at Saluki Pointe	Southern Illinois University	397	51.7%	262	34.1%	768	75.8%
University Village on Colvin	Syracuse University	373	86.3%	122	28.2%	432	79.2%
Other-communitites		770	64.2%	384	32.0%	1,200	77.0%

Same-community - Wholly-owned		13,291	52.2%	12,990	51.0%	25,454	89.8%

EDUCATION REALTY TRUST, INC.

THIRD-PARTY DEVELOPMENT
(Amounts in thousands except bed counts)

CURRENT AND RECENTLY COMPLETED PROJECTS
Project	Bed Count		Completion Date	Project Development Cost	Total Project Fees	Fees Earned Three Months Ended March 31, 2010	Remaining Fees to Earn	Fees Paid Through March 31, 2010

Colorado State University - Pueblo Phase II	500		August 2010	34,058	1,583	360	173	1,207
Indiana University of Pennsylvania Phase IV	596		September 2010	37,029	1,187	333	308	771

	1,096			$71,087	$2,770	$693	$481	$1,978

RECENTLY AWARDED PROJECTS (1)
Project	Estimated Bed Count	Estimated Start Date	Estimated Completion Date	Project Development Cost	Total Project Fees
SUNY College of Env. Science & Forestry	454	May 2010	August 2011	28,201	1,174
East Stroudsburg University - Pennsylvania	984	June 2010	August 2011	57,898	2,177
West Chester University of Pennsylvania Phase II	886	TBD	TBD	48,200	1,700
Graduate Housing - Sci. & Tech. Park at Johns Hopkins	572	June 2010	June 2012	55,860	2,122
Indiana University of Pennsylvania - on-campus hotel	120	TBD	Summer 2011	16,895	745
Mansfield University of Pennsylvania	634	July 2010	August 2011	31,946	1,484
	3,650			$239,000	$9,402

(1) The initiation and completion of an awarded development project is contingent upon execution of transactional documents, including such items as development agreements and ground leases, and obtaining financing.

EDUCATION REALTY TRUST, INC.

CAPITAL STRUCTURE, as of March 31, 2010
(dollars in thousands)

Total Debt to Gross Assets				Net Debt to Enterprise Value
Debt (1)	$404,602			Net Debt (1)		$376,218
Gross Assets (2)	$948,500			Market Equity (3)		332,191
Debt to Gross Assets	42.7%			Enterprise Value		$708,409
				Net Debt to Enterprise Value		53.1%
Interest coverage (TTM)	2.1	x
Net Debt to EBITDA (TTM)	7.5	x

Total Debt Outstanding
	Principal		Weighted Average		Average Term
	Outstanding		Interest Rate	%	to Maturity
Fixed Rate - Mortgage Debt (1)	$326,561		5.91%	80.7%	5.36	years
Variable Rate - Mortgage Debt	49,133		3.61%	12.1%	3.75	years
Variable Rate - Construction Debt	28,908		1.62%	7.1%	0.63	years
Total / Weighted Average	$404,602		5.33%	100.0%	4.83	years

Future Maturities
Fiscal Yr Ending
Ending	Amortization		Maturities	Total	Percentage
2010	$2,909		$20,082 (4)	$22,991	5.7%
2011	4,126		8,826 (4)	12,952	3.2%
2012	4,026		64,591	68,617	17.0%
2013	4,156		28,872	33,028	8.2%
2014	3,063		97,052	100,115	24.7%
Thereafter	8,209		158,690	166,899	41.3%
Mortgage Debt (1)	26,489		378,113	404,602	100.0%
Revolving Credit Facility	-		-	-
Gross Debt (1)	$26,489		$378,113	$404,602
Cash				28,384
Net Debt				376,218

(1) Excludes unamortized debt premium of $0.7 million.
(2) Excludes accumulated depreciation of $148,779 as of March 31, 2010.
(3) Market equity includes 56,761,966 shares of the Company's common stock and 1,110,995 operating partnership units and is calculated using $5.74, the closing price per share of the Company's common stock on March 31, 2010.

(4) Maturities in 2010 and 2011 relate to two construction loans that have two year extension options which the Company expects to exercise.

EDUCATION REALTY TRUST, INC.

COMMUNITY LISTING - WHOLLY-OWNED

Name	Primary University Served	Acquisition Date	# of Beds	Name	Primary University Served	Acquisition Date	# of Beds

The Reserve at Clemson	Clemson University	Jan ’05	590	Clayton Place	Clayton State University	Jan ’06	854
Players Club	Florida State University	Jan ’05	336	Berkeley Place	Clemson University	Jan ’06	480
The Commons	Florida State University	Jan ’05	732	Clemson Place	Clemson University	Jan ’06	288
University Towers	North Carolina State University	Jan ’05	953	The Pointe at Southern	Georgia Southern University	Jan ’06	528
The Reserve on Perkins	Oklahoma State University	Jan ’05	732	The Reserve at Jacksonville	Jacksonville State University	Jan ’06	504
The Pointe	Pennsylvania State University	Jan ’05	984	Collegiate Village	Macon State College	Jan ’06	336
College Station at W. Lafayette	Purdue University	Jan ’05	960	The Chase at Murray	Murray State	Jan ’06	408
The Reserve on Frankford	Texas Tech University	Jan ’05	737	Cape Place	Southeast MO State University	Jan ’06	360
Commons on Kinnear	The Ohio State University	Jan ’05	502	Troy Place	Troy University	Jan ’06	408
NorthPointe	University of Arizona	Jan ’05	912	The Reserve at Martin	University of TN at Martin	Jan ’06	384
The Reserve at Star Pass	University of Arizona	Jan ’05	1,020	Carrolton Place	University of West GA	Jan ’06	336
The Lofts	University of Central Florida	Jan ’05	731	River Place	University of West GA	Jan ’06	504
The Reserve at Athens	University of Georgia	Jan ’05	612	Western Place	Western Kentucky University	Jan ’06	504
The Reserve on West 31st	University of Kansas	Jan ’05	714		Sub-Total Place-Communities		5,894
The Reserve at Columbia	University of Missouri	Jan ’05	676
The Pointe at South Florida	University of South Florida	Jan ’05	1,002		Sub-Total Same-Communities		24,254
Commons at Knoxville	University of Tennessee	Jan ’05	708
The Gables	Western Kentucky University	Jan ’05	288	The Reserve at Saluki Pointe	Southern Illinois University	Aug '08, Aug '09	768
The Pointe at Western	Western Michigan University	Jan ’05	876	University Village on Colvin	Syracuse University	Aug '09	432
Campus Creek	University of Mississippi	Feb ’05	636		Sub-Total New-Communities		1,200
Pointe West	University of South Carolina	Mar ’05	480
College Grove	Middle Tennessee State University	Apr ’05	864		Total Wholly-Owned		25,454
Campus Lodge	University of Florida	Jun ’05	1,115
The Reserve on South College	Auburn University	Jul ’05	576
The Avenue at Southern	Georgia Southern University	Jun ’06	624
	Sub-Total Legacy-Communities		18,360

EDUCATION REALTY TRUST, INC.

INVESTOR INFORMATION

Executive Management
Randy Churchey	Chief Executive Officer
Randy Brown	Chief Financial Officer
Tom Trubiana	Chief Investment Officer

Corporate Headquarters	Investor Relations
Education Realty Trust, Inc.	ICR, LLC
530 Oak Court Drive, Suite 300	Brad Cohen
Memphis, TN 38117	(203) 682-8211
(901) 259-2500

Covering Analysts
Firm	Analyst	Contact #
Bank of America - Merrill	Michelle Ko	(646) 855-1802
Green Street Advisors	Andrew J. McCulloch	(949) 640-8780
J.P. Morgan Securities Inc.	Anthony Paolone	(212) 622-6682
KeyBanc Capital Markets	Karin A. Ford	(917) 368-2293
Macquarie Capital	Michael J. Levy	(212) 231-2626
Morgan Keegan & Company	Stephen Swett	(212) 508-7585
Robert W. Baird & Co., Inc.	Paula Poskon	(703) 821-5782
Stifel Nicolaus & Company Inc.	Rod Petrik	(443) 224-1306
UBS Securities	Dustin Pizzo	(212) 713-4847

EDUCATION REALTY TRUST, INC.

DEFINITIONS

Physical occupancy
Represents a weighted average of the month end occupancies for each month included in the period reported.

Economic occupancy
Represents the effective occupancy calculated by taking net apartment rent accounted for on a GAAP basis for the respective period divided by potential rent for the respective period.

Net apartment rent per available bed (NarPAB)
Represents GAAP net apartment rent for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported. Does not include food service revenue.

Other income per available bed
Represents other GAAP-based income for the respective period divided by the sum of the design beds in the portfolio for each of the included months.
Other income includes service/app fees, late fees, termination fees, parking fees, transfer fees, damage recovery, utility recovery, and other misc.

Revenue per available bed (RevPAB)
Represents total revenue (net apartment rent plus other income) for the respective period divided by the sum of the design beds in the portfolio for each month included in the period reported.

Operating expense per bed
Represents community-level operating expenses excluding management fees, depreciation and amortization.

Design beds
Represents the sum of the monthly design beds in the portfolio during the period, excluding the Place properties portfolio.

Same community
Includes communities that have been owned for more than a year as of the beginning of the current period being reported.

EDUCATION REALTY TRUST, INC.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

This supplemental financial information contains forward-looking statements. Statements about the Company’s business that are not historical facts are “forward-looking statements.” Forward-looking statements are based on current expectations. You should not rely on our forward-looking statements because the matters they describe are subject to known and unknown risks and uncertainties that could cause the Company’s future results, performance, or achievements to differ significantly from the results, performance, or achievements expressed or implied by such statements. Such risks are set forth under the captions “Item 1A. Risk Factors” and “Forward-Looking Statements” in our Annual Report on Form 10-K and under the caption “Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operations” (or similar captions) in our Quarterly Reports on Form 10-Q, and as described in our other filings with the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any guidance or other forward-looking statement, whether as a result of new information, future developments, or otherwise.